UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or (15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2007
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                         Diapulse Corporation of America
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

             132-3                                   13-5671991
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   (Commission file number)                (IRS Employer Identification No.)

   321 East Shore Road, Great Neck, New York                   11023
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    (Address of principal executive offices)                 (Zip Code)

                                 (516) 466-3030
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              Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C)) under the Exchange Act 917 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     The Registrant regrets the untimely demise of its President, Director and Chairman of the Board, Jesse Ross. Jesse Ross founded the Registrant in 1957, and was the President since inception, and the Registrant's largest stockholder.

     The Registrant's remaining Director, David M. Ross, has assumed the additional positions of President, Secretary and Treasurer of the Registrant.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DIAPULSE CORPORATION OF AMERICA


Dated: February 1, 2007               By: /s/ David M. Ross
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                                         David M. Ross, President and CEO